                                                                    EXHIBIT 10.3
                      CONTRIBUTION AND ASSUMPTION AGREEMENT


                   THIS CONTRIBUTION AND ASSUMPTION AGREEMENT dated as of August 20, 1999 (this "Agreement"), is entered into by and among ALLIANCE RESOURCE HOLDINGS, INC., a Delaware corporation (formerly known as Alliance Coal Corporation) ("Alliance Holdings"); ALLIANCE RESOURCE MANAGEMENT GP, LLC, a Delaware limited liability company ("MGP"); ALLIANCE RESOURCE GP, LLC, a Delaware limited liability company ("SGP"); ALLIANCE RESOURCE PARTNERS, L.P., a Delaware limited partnership (the "Partnership"); ALLIANCE RESOURCE OPERATING PARTNERS, L.P., a Delaware limited partnership (the "Operating
Partnership"); ALLIANCE COAL, LLC, a Delaware limited liability company ("Alliance Coal"); MC MINING, LLC, a Delaware limited liability company ("MC Mining"); GIBSON COUNTY COAL, LLC, a Delaware limited liability company ("Gibson County"); TOPTIKI COAL, LLC, a Delaware limited liability company ("Toptiki Coal"); PONTIKI COAL, LLC, a Delaware limited liability company ("Pontiki Coal"); ALLIANCE PROPERTIES, LLC, a Delaware limited liability company ("Alliance Properties"); BACKBONE MOUNTAIN, LLC, a Delaware limited liability company ("Backbone Mountain"); WHITE COUNTY COAL, LLC, a Delaware limited liability company ("White County"); MT. VERNON TRANSFER TERMINAL, LLC, a Delaware limited liability company ("Mt. Vernon"); WEBSTER COUNTY COAL, LLC, a Delaware limited liability company ("Webster County"); METTIKI COAL, LLC, a Delaware limited liability company ("Mettiki Coal"); METTIKI COAL (WV), LLC, a Delaware limited liability company ("MCWV"); ALLIANCE LAND, LLC, a Delaware limited liability company ("Alliance Land"); HOPKINS COUNTY COAL, LLC, a Delaware limited liability company ("Hopkins County"); and EXCEL MINING, LLC, a Delaware limited liability company ("Excel Mining") (MC Mining, Gibson County, Toptiki Coal, Pontiki Coal, Alliance Properties, Backbone Mountain, White County, Mt. Vernon, Webster County, Mettiki Coal, MCWV, Alliance Land, Hopkins County and Excel Mining are sometimes collectively referred to in this Agreement as the "Alliance Coal Subsidiaries")

                                    RECITALS

                   WHEREAS, SGP and Thomas L. Pearson (the "Organizational Limited Partner") have heretofore formed the Partnership pursuant to the Delaware Revised Uniform Limited Partnership Act (the "Delaware Act") for the purpose of serving as a limited partner of the Operating Partnership; and

                   WHEREAS, SGP contributed $10.00 to the capital of the Partnership and received a 1% general partner interest therein, and the Organizational Limited Partner contributed $990.00 to the capital of the Partnership and received a 99% limited partner interest therein; and

                   WHEREAS, SGP and the Organizational Limited Partner have heretofore formed the Operating Partnership pursuant to the Delaware Act for the purpose of acquiring membership interests in Alliance Coal; and

                   WHEREAS, SGP contributed $10.00 to the capital of the Operating Partnership and received a 1% general partner interest therein, and the Organizational Limited Partner contributed $990.00 to the capital of the Operating Partnership and received a 99% limited partner interest therein; and



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                   WHEREAS, Alliance Holdings has formed and owns all of the
membership interest in Alliance Coal; and

                   WHEREAS, the Initial Transactions have occurred; and

                   WHEREAS, SGP has entered into a note purchase agreement (the "Note Purchase Agreement") with certain institutional investors providing for the issuance by SGP of $180 million of 8.31% senior notes due 2014; and

                   WHEREAS, SGP has entered into a bank credit agreement (the "Bank Credit Agreement") providing for a term loan facility of $50 million, a $25 million working capital facility and a $25 million revolving credit facility; and

                   WHEREAS, concurrently with the consummation of the transactions contemplated by this Agreement, MGP, SGP and the Partnership have entered into that certain First Amended and Restated Agreement of Limited Partnership of the Operating Partnership (the "Operating Partnership Agreement"); and

                   WHEREAS, concurrently with the consummation of the transactions contemplated by this Agreement, MGP, SGP and the Organizational Limited Partner have entered into that certain First Amended and Restated Agreement of Limited Partnership of the Partnership (the "Partnership Agreement");

                   NOW, THEREFORE, in consideration of their mutual undertakings and agreements hereunder, the parties to this Agreement undertake and agree as follows:

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                                    ARTICLE I

                        DEFINITIONS; INITIAL TRANSACTIONS

          1.1 Definitions. The following capitalized terms shall have the meanings given below.

                   "Agreement" means this Contribution and Assumption Agreement.

                   "Alliance Coal" has the meaning assigned to such term in the opening paragraph of this Agreement.

                   "Alliance Coal Subsidiaries" has the meaning assigned to such term in the opening paragraph of this Agreement.

                   "Alliance Entities" means MGP, SGP, the Partnership, the Operating Partnership, Alliance Coal and the Alliance Coal Subsidiaries.

                   "Alliance Holdings" has the meaning assigned to such term in the opening paragraph of this Agreement.

                   "Alliance Land" has the meaning assigned to such term in the opening paragraph of this Agreement.

                   "Alliance Properties" has the meaning assigned to such term in the opening paragraph of this Agreement.

                   "Backbone Mountain" has the meaning assigned to such term in the opening paragraph of this Agreement.

                   "Bank Credit Agreement" has the meaning assigned to such term in the Recitals to this Agreement.



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                   "Common Units" means common limited partner interests in the
Partnership.

                   "Delaware Act" has the meaning assigned to such term in the Recitals to this Agreement.

                   "Effective Time" means 12:01 a.m. Eastern Standard Time on August 20, 1999.

                   "Environmental Laws" shall mean any federal, state and local law, rule, regulation or enforceable order, as in effect as of the date of this Agreement, that regulates or imposes liability with respect to the health, environment, ecology or work place.

                   "Excel Mining" has the meaning assigned to such term in the opening paragraph of this Agreement.

                   "Existing Indebtedness" means indebtedness, liabilities and obligations of SGP under

(i) the Note Purchase Agreement and (ii) the Bank Credit Agreement.

                   "Gibson County" has the meaning assigned to such term in the opening paragraph of this Agreement.

                   "Hazardous Materials" shall mean those materials in any way regulated by any Environmental Law.

                   "Hopkins County" has the meaning assigned to such term in the opening paragraph of this Agreement.

                   "Initial Transactions" has the meaning assigned to such term in Section 1.2.

                   "Laws" means any and all laws, statutes, ordinances, rules or regulations promulgated by a governmental authority, orders of a governmental authority, judicial decisions, decisions of arbitrators or determinations of any governmental authority or court.


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                   "Liabilities" means obligations, responsibilities and
liabilities (whether based in common law or statute or arising under written contract or otherwise, known or unknown, fixed or contingent, real or potential, tangible or intangible, now existing or hereafter arising), including, without limitation, liabilities for violations of Environmental Laws and the disposal, release, spill, leakage, migration or transportation of Hazardous Materials.

                   "MC Mining" has the meaning assigned to such term in the opening paragraph of this Agreement.

                   "MCWV" has the meaning assigned to such term in the opening paragraph of this Agreement.

                   "Mettiki Coal" has the meaning assigned to such term in the opening paragraph of this Agreement.

                   "MGP" has the meaning assigned to such term in the opening paragraph of this Agreement.

                   "Mt. Vernon" has the meaning assigned to such term in the opening paragraph of this Agreement.

                   "Note Purchase Agreement" has the meaning assigned to such term in the Recitals to this Agreement.

                   "Operating Partnership" has the meaning assigned to such term in the opening paragraph of this Agreement.

                   "Operating Partnership Agreement" has the meaning assigned to such term in the Recitals to this Agreement.

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                   "Organizational Limited Partner" has the meaning assigned to such term in the Recitals to this Agreement.

                  "Partnership" has the meaning assigned to such term in the opening paragraph of this Agreement.

                  " Partnership Agreement" has the meaning assigned to such term in the Recitals to this Agreement.

                  "Pontiki Coal" has the meaning assigned to such term in the opening paragraph of this Agreement.

                  "Retained Liabilities" means (i) all Liabilities related to the assets and businesses of Alliance Holdings and its affiliates that are retained by Alliance Holdings and its affiliates (other than the Alliance Entities) after the Effective Time and (ii) all federal, state and local income tax liabilities attributable to operation of the assets and business of Alliance Holdings and its affiliates prior to the Effective Time, including any such income tax liabilities that may result from the consummation of the transactions contemplated by this Agreement.

                  "SGP" has the meaning assigned to such term in the opening paragraph of this Agreement.

                  "SGP OLP Interest" has the meaning assigned to such term in
Section 2.1.

                  "Subordinated Units" means subordinated limited partner interests in the Partnership.

                  "Webster County" has the meaning assigned to such term in the opening paragraph of this Agreement.

                  "White County" has the meaning assigned to such term in the opening paragraph of this Agreement.

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        1.2  Initial Transactions. The following transactions have occurred prior to the date hereof

(the "Initial Transactions"):

                   (a)     REP Sales Inc. merged into MAPCO Coal Inc.

                   (b) Scotts Branch Company and MC Mining, Inc. merged into MC Mining.

                   (c) Alliance Coal Corporation contributed its 100% member interest in MC Mining to MAPCO Coal Inc.

                   (d) Posey, County Coal Corporation and Gibson County Coal Corporation merged into Gibson County.

                   (e)     Toptiki Coal Corporation merged into Toptiki Coal.

                   (f)     Pontiki Coal Corporation merged into Pontiki Coal.

                   (g) MAPCO Coal Land Corporation and MAPCO Coal Land & Development Corporation merged into Alliance Properties.

                   (h)     Cari International Mining Corporation was liquidated.

                   (i) Garrett County Coal Corporation merged into Backbone Mountain.

                   (j)     White County Coal Corporation merged into White
County.

                   (k)     Mt. Vernon Coal Transfer Company merged into
Mt. Vernon.

                   (l)     Webster County Coal Corporation merged into Webster
County.

                   (m)     Mettiki Coal Corporation merged into Mettiki Coal.

                   (n)     Mettiki Coal Corporation (West Virginia) merged into
MCWV.

                   (o)     MLDC Corporation merged into Alliance Land.

                   (p)     Alliance Power Corporation merged into Alliance
Power, LLC.


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                   (q)     MAPCO Coal International filed documents with the
government of Barbados to effectuate its dissolution.

                   (r)     MAPCO Coal Inc. merged into Alliance Coal.

                   (s) Alliance Coal distributed the stock of South Atlantic Coal Company, Inc. to Alliance Coal Corporation.

                   (t) Alliance Coal Corporation changed its name to Alliance Resource Holdings, Inc.

         1.3. Concurrent Transactions.

                   (a) Alliance Holdings has previously formed SGP and Alliance Holdings hereby contributes all of the member interests in Alliance Coal to SGP in exchange for all of the member interests in SGP.

                   (b) SGP and the Operating Partnership agree that upon completion of the public offering by the Partnership as set forth in Section 2.1 below, SGP will contribute its 100% interest in Alliance Coal to the Operating Partnership in exchange for certain partnership interests, debt assumption and cash as more fully set forth below, and SGP will contribute its limited partner interest in the Operating Partnership to the Partnership in exchange for Partnership interests as more fully set forth below.

                   (c) Certain members of Alliance Holdings management and certain funds affiliated with The Beacon Group, LP purchase all the member interests in MGP for $5.9 million.

                   (d) The Alliance Coal Subsidiaries distribute $37.2 million of working capital assets (composed principally, if not exclusively, of accounts receivable to be identified by Alliance Coal) to Alliance Coal and Alliance Coal distributes such working capital assets to SGP.


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                   (e)     SGP borrows $180 million under the Note Purchase
Agreement and $50 million under the term loan facility of the Bank Credit Agreement and purchases $15.5 million in U.S. treasury notes.

                                   ARTICLE II

                     PUBLIC OFFERING AND CASH CONTRIBUTIONS

          2.1 Public Cash Contribution. The parties to this Agreement acknowledge a cash contribution to the Partnership of $147,250,000 ($137,872,500 after payment of underwriting discounts and commissions) from the public in exchange for 7,750,000 Common Units.

          2.2 MGP Cash Contribution to Partnership. MGP hereby contributes $2,926,983 in cash to the Partnership in exchange for a .99% managing general partner interest and incentive distribution rights in the Partnership and the Partnership hereby accepts such cash contribution as a contribution to the capital of the Partnership.

          2.3 Partnership Cash Contribution. The Partnership hereby contributes cash in the amount of $137,872,500 to the Operating Partnership in exchange for a limited partner interest in the Operating Partnership and the Operating Partnership hereby accepts such cash contribution as a contribution to the capital of the Operating Partnership.

          2.4 MGP Cash Contribution to Operating Partnership. MGP hereby contributes $2,987,016 in cash to the Operating Partnership in exchange for a 1.0001% managing general partner interest in the Operating Partnership and the Operating Partnership hereby accepts such cash contribution as a contribution to the capital of the Operating Partnership.

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                                   ARTICLE III

                         ADDITIONAL CLOSING TRANSACTIONS

          3.1 Contribution by SGP to the Operating Partnership. SGP hereby contributes to the Operating Partnership a 100% member interest in Alliance Coal and $15.5 million in U.S. treasury notes in exchange for (a) a .01% special general partner interest in the Operating Partnership, (b) a limited partner interest (such limited partner interest, the "SGP OLP Interest") in the Operating Partnership and (c) the assumption by the Operating Partnership of the indebtedness, liabilities and obligations of SGP under the Existing Indebtedness, and the Operating Partnership hereby accepts such interests from SGP, as a contribution to the capital of the Operating Partnership.

          3.2 Contribution by SGP to the Partnership. SGP hereby contributes to the Partnership the SGP OLP Interest in exchange for (a) a .01% special general partner interest in the Partnership, (b) 6,422,531 Subordinated Units and 1,232,980 Common Units and the Partnership hereby accepts the SGP OLP Interest as a contribution to the capital of the Partnership.

          3.3 Operating Partnership Use of Proceeds. The parties to this Agreement acknowledge that the Operating Partnership has used the cash received as set forth in Article II above as follows: (a) reimbursement to SGP for certain capital expenditures in the amount of $64.8 million; (b) payment of certain transaction expenses in the aggregate amount of $16.7 million including, without limitation, all of the syndication costs incurred by the Partnership in connection with the public offering of the Common Units; (c) distribution of cash in the aggregate amount of $37.2 million to Alliance Coal to replenish the working capital previously distributed by Alliance Coal to SGP; and (d) purchase of U.S. treasury notes in the aggregate amount of $34.5 million which, along with the


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


$15.5 million in treasury notes it received from SGP, have been collaterally assigned by the Operating Partnership to the lenders under the Bank Credit Agreement.

          3.4 Alliance Coal Cash Contribution to Alliance Coal Subsidiaries. Alliance Coal hereby distributes cash to the Alliance Coal Subsidiaries in an amount sufficient to replenish the working capital of such Alliance Coal Subsidiaries.

          3.5 MGP Contribution to Alliance Coal. MGP hereby contributes to Alliance Coal $2,987 in cash in exchange for a .001% managing member interest in Alliance Coal and Alliance Coal hereby accepts such cash contribution as a contribution to the capital of Alliance Coal.

          3.6 SGP Distribution to Alliance Holdings. SGP hereby distributes $279.3 million to Alliance Holdings.



                                   ARTICLE IV

                       ASSUMPTION OF EXISTING INDEBTEDNESS

          4.1. Assumption of Existing Indebtedness by the Operating Partnership. In connection with the transactions contemplated by Section 3.1 hereof, the Operating Partnership hereby assumes and agrees to duly and timely pay, perform and discharge the Existing Indebtedness, to the full extent that SGP has been heretofore or would have been in the future, were it not for the execution and delivery of this Agreement, obligated to pay, perform and discharge the Existing Indebtedness; provided, however, that said assumption and agreement to duly and timely pay, perform and discharge the Existing Indebtedness shall not
(i) increase the obligation of the Operating Partnership with respect to the Existing Indebtedness beyond that of SGP, (ii) waive any valid defense that was

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available to SGP with respect to the Existing Indebtedness or (iii) enlarge any rights or remedies of any lender under, or holder of, the Existing Indebtedness or any portion thereof.

                                    ARTICLE V

                                 INDEMNIFICATION

          5.1. Indemnification With Respect to Existing Indebtedness. The Operating Partnership shall indemnify, defend and hold harmless SGP, its officers and directors, its successors and assigns from and against any and all claims, demands, costs, Liabilities and expenses (including court costs and reasonable attorneys' fees) of every kind, character and description, arising from or relating to the Existing Indebtedness.

          5.2 Indemnification with Respect to Retained Liabilities. Alliance Holdings shall indemnify, defend and hold harmless the Alliance Entities, their respective officers and directors and their respective successors and assigns from and against any and all claims, demands, costs, Liabilities and expenses (including court costs and reasonable attorneys' fees) of every kind, character and description, arising from or relating to the Retained Liabilities. Notwithstanding the preceding sentence, nothing in this indemnification provision shall be construed to conflict with or alter the terms of the indemnification provisions contained in that certain Omnibus Agreement, dated August 20, 1999, by and among Alliance Holdings, MGP, SGP and the Partnership.

                                   ARTICLE VI

                               FURTHER ASSURANCES

          6.1. Further Assurances. From time to time after the date hereof, and without any further consideration, each party upon request from another shall execute, acknowledge and deliver all such additional instruments, notices and other documents, and will do all such other acts and things, all


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in accordance with applicable law, as may be reasonably necessary or appropriate to more fully and effectively carry out the purposes and intent of this Agreement.

                                   ARTICLE VII

                                  MISCELLANEOUS

          7.1. Order of Completion of Transactions; Effective Time. The transactions provided for in Articles I, II, III and IV of this Agreement shall be completed on the date of this Agreement in the following order:

                   First, the transactions provided for in Article I shall be completed;

                   Second, the transactions provided for in Article II shall be completed;

                   Third, the transactions provided for in Article III shall be completed; and

                   Fourth, the transactions provided for in Article IV shall be completed.

          7.2. Costs. The Operating Partnership shall pay all sales, use and similar taxes arising out of the contributions and deliveries to be made hereunder, and shall pay all documentary, filing, recording, transfer, deed, and conveyance taxes and fees required in connection therewith, if any.

          7.3. Headings: References: Interpretation. All Article and Section headings in this Agreement are for convenience only and shall not be deemed to control or affect the meaning or construction of any of the provisions hereof. The words "hereof," "herein" and "hereunder" and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole, including, without limitation, all Schedules and Exhibits attached hereto, and not to any particular provision of this Agreement. All references herein to Articles, Sections, Schedules and Exhibits, if any, shall, unless the context requires a different construction, be deemed to be references to the Articles and Sections of this Agreement and the Schedules and Exhibits attached hereto, and all such


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


Schedules and Exhibits attached hereto are hereby incorporated herein and made a part hereof for all purposes. All personal pronouns used in this Agreement, whether used in the masculine, feminine or neuter gender, shall include all other genders, and the singular shall include the plural and vice versa. The use herein of the word "including" following any general statement, term or matter shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not non-limiting language (such as "without limitation," "but not limited to," or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that could reasonably fall within the broadest possible scope of such general statement, term or matter.

          7.4. Successors and Assigns. The Agreement shall be binding upon and inure to the benefit of the parties signatory hereto and their respective successors and assigns.

          7.5. No Third Party Rights. The provisions of this Agreement are intended to bind the parties signatory hereto as to each other and are not intended to and do not create rights in any other person or confer upon any other person any benefits, rights or remedies and no person is or is intended to be a third party beneficiary of any of the provisions of this Agreement.

          7.6. Counterparts. This Agreement may be executed in any number of counterparts, all of which together shall constitute one agreement binding on the parties hereto.

          7.7. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts made and to be performed wholly within such state without giving effect to conflict of law principles thereof.

          7.8. Severability. If any of the provisions of this Agreement are held by any court of competent jurisdiction to contravene, or to be invalid under, the laws of any political body having

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

jurisdiction over the subject matter hereof, such contravention or invalidity shall not invalidate the entire Agreement. Instead, this Agreement shall be construed as if it did not contain the particular provision or provisions held to be invalid, and an equitable adjustment shall be made and necessary provision added so as to give effect to the intention of the parties as expressed in this Agreement at the time of execution of this Agreement.

          7.9. Amendment or Modification. This Agreement may be amended or modified from time to time only by the written agreement of all the parties hereto.

          7.10 Integration. This Agreement supersedes all previous understandings or agreements between the parties, whether oral or written with respect to its subject matter. This document is an integrated agreement which contains the entire understanding of the parties. No understanding, representation, promise or agreement, whether oral or written, is intended to be or shall be included in or form part of this Agreement unless it is contained in a written amendment hereto executed by the parties hereto after the date of this Agreement.

          7.11 Power of Attorney. Each of the Alliance Coal Subsidiaries hereby constitutes and appoints SGP and its successors and assigns as its true and lawful attorney with full power of substitution, having full right and authority in each of the Alliance Coal Subsidiaries' name and their respective successors and assigns, to demand, sue for, recover, collect and receive any and all accounts receivable hereby distributed and delivered to SGP, and to use and take any and all lawful means for the recovery thereof by legal process or otherwise; to give receipts, releases and acquittances for or in respect of the same or any part thereof, to institute and prosecute in the name of each of the Alliance Coal Subsidiaries or otherwise, and to defend and compromise, any and all actions, suits or proceedings in respect of any accounts receivable hereby distributed and delivered



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

to SGP, which SGP and its successors and assigns shall deem desirable. Each of the Alliance Coal Subsidiaries hereby declares that the foregoing powers are coupled with an interest and shall be irrevocable by it in any manner or for any reason.

                     [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

















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




          IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the date first above written.

                                           ALLIANCE RESOURCE HOLDINGS, INC.,
                                           a Delaware corporation


                                           By: /s/ THOMAS L. PEARSON
                                               ---------------------------------
                                               Thomas L. Pearson
                                               Senior Vice President -- Law and
                                               Administration, General Counsel
                                               and Secretary


                                           ALLIANCE RESOURCE MANAGEMENT GP, LLC,
                                           a Delaware limited liability company


                                           By: /s/ THOMAS L. PEARSON
                                               ---------------------------------
                                               Thomas L. Pearson
                                               Senior Vice President -- Law and
                                               Administration, General Counsel
                                               and Secretary


                                           ALLIANCE RESOURCE GP, LLC,
                                           a Delaware limited liability company


                                           By: /s/ THOMAS L. PEARSON
                                               ---------------------------------
                                               Thomas L. Pearson
                                               Senior Vice President -- Law and
                                               Administration, General Counsel
                                               and Secretary


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


                                  ALLIANCE RESOURCE PARTNERS, L.P.
                                  a Delaware limited partnership

                                  By: Alliance Resources GP, LLC,
                                      its general partner

                                           By: /s/ THOMAS L. PEARSON
                                               ---------------------------------
                                               Thomas L. Pearson
                                               Senior Vice President -- Law and
                                               Administration, General Counsel
                                               and Secretary


                                  ALLIANCE RESOURCE OPERATING
                                  PARTNERS, L.P., a Delaware limited partnership

                                  By: Alliance Resources GP, LLC,
                                      its general partner

                                           By: /s/ THOMAS L. PEARSON
                                               ---------------------------------
                                               Thomas L. Pearson
                                               Senior Vice President -- Law and
                                               Administration, General Counsel
                                               and Secretary


                                  ALLIANCE COAL, LLC,
                                  a Delaware limited liability company


                                  By: /s/ THOMAS L. PEARSON
                                     -------------------------------------------
                                      Thomas L. Pearson
                                      Senior Vice President -- Law and
                                      Administration and Secretary


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



                                  MC MINING, LLC,
                                  a Delaware limited liability company

                                  By: /s/ THOMAS L. PEARSON
                                     ---------------------------------
                                      Thomas L. Pearson
                                      Senior Vice President -- Law and
                                      Administration and Secretary


                                  GIBSON COUNTY COAL, LLC,
                                  a Delaware limited liability company

                                  By: /s/ THOMAS L. PEARSON
                                     ---------------------------------
                                      Thomas L. Pearson
                                      Senior Vice President -- Law and
                                      Administration and Secretary

                                  TOPTIKI COAL, LLC
                                  a Delaware limited liability company


                                  By: /s/ THOMAS L. PEARSON
                                     ---------------------------------
                                      Thomas L. Pearson
                                      Senior Vice President -- Law and
                                      Administration and Secretary

                                  PONTIKI COAL, LLC,
                                  a Delaware limited liability company


                                  By: /s/ THOMAS L. PEARSON
                                     ---------------------------------
                                      Thomas L. Pearson
                                      Senior Vice President -- Law and
                                      Administration and Secretary

                                  ALLIANCE PROPERTIES, LLC,
                                  a Delaware limited liability company

                                  By: /s/ THOMAS L. PEARSON
                                     ---------------------------------
                                      Thomas L. Pearson
                                      Senior Vice President -- Law and
                                      Administration and Secretary


                                  BACKBONE MOUNTAIN, LLC,
                                  a Delaware limited liability company

                                  By: /s/ THOMAS L. PEARSON
                                     ---------------------------------
                                      Thomas L. Pearson
                                      Senior Vice President -- Law and
                                      Administration and Secretary

                                  WHITE COUNTY COAL LLC,
                                  a Delaware limited liability company


                                  By: /s/ THOMAS L. PEARSON
                                     ---------------------------------
                                      Thomas L. Pearson
                                      Senior Vice President -- Law and
                                      Administration and Secretary

                                  MT. VERNON TRANSFER TERMINAL, LLC,
                                  a Delaware limited liability company


                                  By: /s/ THOMAS L. PEARSON
                                     ---------------------------------
                                      Thomas L. Pearson
                                      Senior Vice President -- Law and
                                      Administration and Secretary



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



                                  WEBSTER COUNTY COAL, LLC,
                                  a Delaware limited liability company

                                  By: /s/ THOMAS L. PEARSON
                                     ---------------------------------
                                      Thomas L. Pearson
                                      Senior Vice President -- Law and
                                      Administration and Secretary


                                  METTIKI COAL, LLC,
                                  a Delaware limited liability company

                                  By: /s/ THOMAS L. PEARSON
                                     ---------------------------------
                                      Thomas L. Pearson
                                      Senior Vice President -- Law and
                                      Administration and Secretary

                                  METTIKI COAL (WV), LLC
                                  a Delaware limited liability company


                                  By: /s/ THOMAS L. PEARSON
                                     ---------------------------------
                                      Thomas L. Pearson
                                      Senior Vice President -- Law and
                                      Administration and Secretary

                                  ALLIANCE LAND, LLC,
                                  a Delaware limited liability company


                                  By: /s/ THOMAS L. PEARSON
                                     ---------------------------------
                                      Thomas L. Pearson
                                      Senior Vice President -- Law and
                                      Administration and Secretary


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


                                  HOPKINS COUNTY COAL, LLC,
                                  a Delaware limited liability company


                                  By: /s/ THOMAS L. PEARSON
                                     ---------------------------------
                                      Thomas L. Pearson
                                      Senior Vice President -- Law and
                                      Administration and Secretary

                                  EXCEL MINING, LLC,
                                  a Delaware limited liability company


                                  By: /s/ THOMAS L. PEARSON
                                     ---------------------------------
                                      Thomas L. Pearson
                                      Senior Vice President -- Law and
                                      Administration and Secretary


                                      -23-